MERRILL LYNCH LIFE INSURANCE COMPANY
Merrill Lynch Life Variable Annuity Separate Account A
Supplement Dated June 14, 2010
to the
Prospectus For
Merrill Lynch Investor Choice Annuity®
(Investor Series)
Dated May 1, 2010
This supplement updates the Prospectus for Merrill Lynch Investor Choice Annuity (Investor Series) issued by Merrill Lynch Life Insurance Company.
The following hereby amends the corresponding paragraphs in the “FEATURES AND BENEFITS OF THE CONTRACT, Signature Guarantee” section of the prospectus.
Signature Guarantee
As protection against fraud, we require that the following transaction requests include a Medallion signature guarantee:
•	All written requests for surrenders (i.e. partial surrenders and full surrenders) over $250,000;

•	Any non-electronic disbursement request made on or within 15 days of a change to the address of record for a contract owner’s account;

•	Any written disbursement request made on or within 15 days of an ownership change;

•	Any electronic disbursement on or within 15 days of a change to electronic funds transfer instructions;

•	Any disbursement request when the Company has been directed to send proceeds to a different personal address from the address of record for the contract owner’s account. PLEASE NOTE: This requirement will not apply to disbursement requests made in connection with exchanges of one annuity contract for another with the same owner in a “tax-free exchange”;

•	All written requests for surrenders (i.e. partial surrenders and full surrenders) when the Company does not have an originating or guaranteed signature on file.
You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in the Medallion signature guarantee program. This includes many:
•	National and state banks;

•	Savings banks and savings and loan associations;

•	Securities brokers and dealers; and

•	Credit unions.

The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.
A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee.
The following hereby amends the corresponding paragraphs in the “FEATURES AND BENEFITS OF THE CONTRACT, Guaranteed Minimum Withdrawal Benefit” section of the prospectus.
Change of Owner/Annuitant
If there is a change of owner or an assignment of this Contract (in states where applicable), the GMWB will terminate unless the owner is changed under any of the circumstances described below:
(1) a spouse of a current owner is added as co-owner and is at least 60 years old and not older than 80 years old on the GMWB Effective Date (if you purchased your Contract prior to January 11, 2008); or
(2) a spouse of a current owner is added as co-owner and is at least 55 years old and not older than 80 years old on the date of the change (if you purchased your Contract on or after January 11, 2008, but before June 23, 2008); or
(3) a spouse of a current owner is added as co-owner and is not older than 80 years old on the date of the change (if you purchased your Contract on or after June 23, 2008); or
(4) a spouse of a current owner is removed as an owner; or
(5) as the result of the creation or termination of a trust, the life (or lives) upon which Guaranteed Lifetime Amount payments are based has not changed; or
(6) an eligible spousal beneficiary who was at least age 60 on the spousal continuation date becomes the owner under the spousal beneficiary continuation option (if you purchased your Contract prior to January 11, 2008);
(7) an eligible spousal beneficiary who was at least age 55 on the spousal continuation date becomes the owner under the spousal beneficiary continuation option (if you purchased your Contract on or after January 11, 2008, but before June 23, 2008); or
(8) an eligible spousal beneficiary of any age becomes the owner under the spousal beneficiary continuation option (if you purchased your Contract on or after June 23, 2008).
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If you have any questions, please contact your Financial Advisor, or call the Service Center at (800) 535-5549, or write the Service Center at 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001.